[iVILLAGE LOGO]

FOR IMMEDIATE RELEASE

             iVillage Reports Second Quarter 2000 Financial Results

               Revenue More Than Triples Over Second Quarter 1999

                       EBITDA Losses Substantially Decline

New York, NY - July 27, 2000 - iVillage Inc. (Nasdaq: IVIL), operator of iVillage.com: The Women's Network (http://www.ivillage.com and AOL keyword: ivillage), today announced financial results(1) for the second quarter ended June 30, 2000.

iVillage's total revenues increased 202% to $19.4 million for the second quarter of 2000, compared to revenues of $6.4 million for the second quarter of 1999.

iVillage reported Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) loss from continuing operations (excluding a one-time write-down) of $9.9 million for the quarter ended June 30, 2000, a 21% decline from an EBITDA loss from continuing operations of $12.5 million for the quarter ended March 31, 2000 and a 40% decline from year-end. The company expects continued EBITDA improvement going forward.

Candice Carpenter, CEO of iVillage commented, "Over the last two quarters, we have reduced EBITDA losses by 40%, accelerating our drive towards profitability. The addition of more than 30 new blue-chip brands as sponsors this quarter and our ranking as 6th in new user growth among the top 50 Web sites demonstrates our leadership position in an important vertical category whose time has come."

Net loss from continuing operations for the second quarter 2000 was $19.9 million (excluding an $8.1 million one-time write-down related to iVillage's investment positions and a $9.3 million charge related to discontinued commerce operations). Net loss from continuing operations per share for the second quarter was $0.94, compared to a net loss from continuing operations per share of $0.75 for the first quarter 2000, or $22.3 million. Net loss from continuing operations for the second quarter of 1999 was $15.0 million, or a net loss from continuing operations per share of $0.63. At the end of the second quarter 2000, iVillage had $77.8 million in cash, cash equivalents and restricted cash on its balance sheet.

iVillage continues to make strategic progress and recently announced a number of significant milestones:

o iVillage expands globally while improving EBITDA: The company announced the launch of iVillage UK, a joint venture with Britain's largest retailer, Tesco PLC. One of the most powerful brands in the UK, according to Fortune Magazine, Tesco is the world's largest online grocer, reaches half of the UK population and has more than 14 million members in its affinity program. The company also is a strong ISP player. The iVillage UK launch is part of iVillage's previously announced strategy to build a global brand, increase asset value, develop substantial future earning streams, and maintain brand control, all without delaying the company's path to profitability.

o iVillage sharpens its focus on the company's media model: The company also announced the sale of certain iBaby assets to BabyGear.com. This move enables iVillage to focus on its core media business, while reducing exposure to risks inherent in the e-commerce space. The company will still offer women the opportunity to shop through a revenue-generating sponsorship platform.

o iVillage continues to focus on the key verticals that have the most impact in achieving profitability, as well as bring value to its members: The company continues to build out its key network categories. For example, iVillage's health area, allHealth.com, remains one of the top players in the face of significant competitive spending and a number of new entrants in the last year. The site received record traffic for the month of June and signed as an exclusive content partner the Society for Women's Health, solidifying allHealth.com's lead in this category. In addition, iVillage expanded its relationship with Glaxo-Wellcome, Johnson & Johnson's Ortho divisions, and the Gillette Women's Cancer Connection. Pfizer and American Home Products are major new pharmaceutical advertisers in allHealth.com.

iVillage continues to create a strong permission-based marketing foundation through member involvement.

o iVillage continues to target highly involved users across 75 categories: As of the end of June, iVillage had 15.4 million newsletter subscriptions and
     5.3 million members, representing a 114% increase in membership. iVillage sent out 86 million member requested newsletters in June, more than doubling the number of newsletters from June 1999.

iVillage expands its broadband capabilities with the addition of new initiatives providing sponsors more outlets to reach targeted audiences:

o iVillage continues to build its multi-media platform: The company recently launched the iVillage Music Network, an online radio network offering three full-time original Web radio channels featuring a wide selection of music. iVillage partnered with Westwind Media on this initiative, and the iVillage Music Network is already providing a great vehicle to reach iVillage's audience.

o The company expands offerings to sponsors: Additionally, iVillage signed an enhanced agreement with Akamai that will offer the advertising community the option of streaming advertisements as part of an iVillage sponsorship. This strategic positioning ensures state-of the art video streaming for the company's content and advertisers.

iVillage experiences significant increase in the percentage of revenue from blue chip companies and outperforms other categories in monetizing page views:

o iVillage's proven track record continues to attract top-tier companies: New sponsors for the quarter include Bristol-Myers Squibb, Kraft and Procter & Gamble. In addition, the company continued to expand or maintain relationships with Crayola, General Mills, Gerber, Mead-Johnson, Quaker, Talbots, Universal Studios, and Warner Lambert, among others.

o The company builds out new and existing relationships: iVillage also signed more than 30 new brands. New brands include Bell Atlantic, the Beef Industry Council Bounty, Clairol, Excedrin, Flonase, HBO, Lipitor, McDonald's, Oil of Olay, Secret, and Viactiv, among others.

o iVillage continues with leading CPMs: Revenue per thousand page views in the second quarter was at $39. With its ability to monetize pages, the company continues to outperform all other vertical content sites including the computer, sports and women categories, as well as all major portals.

Doug McCormick, President of iVillage, commented, "We recruited some great additions to our sales force this quarter, adding to our existing base of talented professionals. This move strengthens our focus, talent and professionalism in our dealings with the traditional advertising community. We also continue to execute on our business model and signed six greater than a million-dollar sponsors this quarter. The majority of new sponsors this quarter were well-known traditional consumer product advertisers."

iVillage continues to set records across all key metrics:

o For the month of June 2000, iVillage had a reach of 10.2%, based on a custom report run by Media Metrix(2) (summary report is attached). Traffic to iVillage.com grew 68% to 166 million average monthly page views during the second quarter of 2000, compared to the second quarter of 1999, and 11% over the first quarter of 2000. The company has the highest concentration of women among the top 50 sites. Additionally, iVillage.com was ranked 6th in percent of new user growth from June 1999 to June 2000, and 14th in overall visitor growth.(3)

o For the second quarter of 2000, iVillage continued to be in the top 25 ranking for monthly page views per visit and length of stay among the top 50 Web sites. In June, iVillage ranked 20th out of the top 50 sites in minutes spent per month, and 17th in pages per visitor per month.

About iVillage.com: The Women's Network
iVillage.com: The Women's Network (http://www.ivillage.com and AOL keyword: ivillage) is the leading women's network online providing practical solutions and everyday support for women between the ages of 25 and 54. iVillage.com is organized into branded communities across 16 content channels that focus on issues of most importance to women and provide interactive services, peer support and online access to experts and tailored shopping opportunities. Content channels include allHealth, Astrology, Beauty, Click!: Where Computers Make Sense, Diet & Fitness, Food, Garden, MoneyLife, ParentsPlace, Parent Soup, Pets, Readers & Writers, Relationships, Travel, Work from Home and Working Diva. Established in 1995 and headquartered in New York City, iVillage Inc. (Nasdaq:
IVIL) is a new media company, recognized as an industry leader in developing innovative sponsorship and commerce relationships that match the desire of marketers to reach women with the needs of iVillage.com members for relevant information and services.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be", "expects", "may affect", "may depend", "believes", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond iVillage's control, in addition to those discussed in iVillage's other press releases, public filings and statements by iVillage's management, including (i) the volatile and competitive nature of the Internet industry, (ii) changes in domestic and foreign economic and market conditions,
(iii) the effect of federal, state and foreign regulation on iVillage's business, and (iv) the impact of recent and future acquisitions on iVillage's business and financial condition. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                      # # #

Contacts:
Media:
------
iVillage                            The Abernathy MacGregor Group
Jason Stell                         Carl Fischer
212-206-3141                        212-371-5999
jason@mail.ivillage.com             crf@abmac.com

Analysts and Investors:
-----------------------
iVillage                            The Abernathy MacGregor Group
Barbara Coffey                      Carina Thate
917-326-4193                        212-371-5999
bcoffey@mail.ivillage.com           cct@abmac.com

--------

(1) Note: Data included in this release reflects the sale of iVillage's iBaby commerce assets, announced July 6, 2000, which are now accounted for as discontinued operations.

(2) Given that there are several Web measurement services, iVillage believes in showing the fullest representation of Web measurement indices (see the attached chart).

(3) Of the Media Metrix top 50 sites in June 1999 and June 2000.

                         iVillage Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                                 (in thousands)


                                                                        June 30,           December 31,
                                                                          2000                1999
                                                                      --------------     ---------------
                                                                       (Unaudited)
                     ASSETS:

Current assets:
    Cash and cash equivalents                                       $        68,506     $       106,010
    Restricted cash                                                               -               1,495
    Accounts receivable, net                                                  5,890               6,620
    Inventory                                                                     -               2,332
    Other current assets                                                      5,330               3,193
    Net current assets of discontinued operations                             1,464                   -
                                                                      --------------     ---------------
          Total current assets                                               81,190             119,650

Restricted cash                                                               9,250                   -
Fixed assets, net                                                            11,386              10,017
Goodwill and intangible assets, net                                         146,886             175,143
Other assets                                                                    972               7,938
Non-current assets of discontinued operations                                 7,503                   -
                                                                   -----------------   -----------------
          Total assets                                              $       257,187     $       312,748
                                                                   =================   =================


              LIABILITIES and STOCKHOLDERS' EQUITY:

Current liabilities:
    Accounts payable and accrued expenses                           $        12,715     $        16,216
    Liabilities for disposal of iBaby                                         4,270                   -
    Deferred revenue                                                         11,437              12,682
                                                                   -----------------   -----------------
          Total liabilities                                                  28,422              28,898
                                                                   -----------------   -----------------

Commitments and contingencies

Stockholders' equity                                                        228,765             283,850
                                                                   -----------------   -----------------
          Total liabilities and stockholders' equity                $       257,187     $       312,748
                                                                   =================   =================

                         iVillage Inc. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)



                                                                           Three months ended June 30,    Six months ended June 30,
                                                                           --------------------------------------------------------
                                                                              2000           1999            2000            1999
                                                                           --------------------------------------------------------
                                                                                                  (Unaudited)

Revenues                                                                   $ 19,392        $  6,416        $ 37,496        $ 11,208
Cost of revenues                                                              6,992           2,885          13,611           6,606
                                                                           --------        --------        --------        --------
          Gross margin                                                       12,400           3,531          23,885           4,602
                                                                           --------        --------        --------        --------

Operating expenses:
  Product development and technology                                          2,059           1,195           3,558           2,603
  Sales and marketing                                                        10,991           7,347          23,611          14,794
  Sales and marketing - NBC expenses                                          2,815           4,466           6,107           7,572
  General and administrative                                                  6,456           3,012          13,064           6,257
  Depreciation and amortization                                              11,291           3,651          22,759           6,040
                                                                           --------        --------        --------        --------

          Total operating expenses                                           33,612          19,671          69,099          37,266
                                                                           --------        --------        --------        --------

          Loss from operations                                              (21,212)        (16,140)        (45,214)        (32,664)

Interest income, net                                                          1,322           1,182           2,880           1,513
Loss on sale of Web site
                                                                           --------        --------        --------        --------
Other income (expense), net                                                  (8,117)                         (7,956)           --
                                                                           --------        --------        --------        --------

          Net loss from continuing operations                               (28,007)        (14,958)        (50,290)        (31,151)
                                                                           --------        --------        --------        --------

Preferred stock deemed dividend                                                --              --              --           (23,612)
                                                                           --------        --------        --------        --------

Net loss from continuing operations attributable to
  common stockholders                                                       (28,007)        (14,958)        (50,290)        (54,762)
                                                                           --------        --------        --------        --------

Discontinued operations:
  Loss from operation of iBaby                                               (1,978)         (2,145)         (4,863)         (3,512)

  Loss on disposal of iBaby, including provision for losses
     during phase-out period, $ 3,075, and estimated
     loss on sale of assets, $ 4,198                                         (7,273)           --            (7,273)           --
                                                                           --------        --------        --------        --------

Net loss attributable to common stockholders                                (37,258)        (17,103)        (62,426)        (58,274)
                                                                           ========        ========        ========        ========

Basic and diluted net loss per share from
  continuing operations                                                       (0.94)          (0.63)          (1.69)          (2.13)
                                                                           ========        ========        ========        ========
Weighted average shares of common stock outstanding
  used in computing basic and diluted net loss per share                     29,691          23,728          29,691          14,656
                                                                           ========        ========        ========        ========


Other supplemental information:
  EBITDA loss                                                                (9,921)        (12,489)        (22,455)        (26,624)
                                                                           ========        ========        ========        ========
  EBITDA loss without NBC expenses                                           (7,106)         (8,023)        (16,348)        (19,052)
                                                                           ========        ========        ========        ========

                 Summary Statistics For iVillage - for June 2000


                                   ---------------------------------------------------------------------
                                     Media Metrix   Media Metrix   Nielsen/     PC Data    Doubleclick*
                                     Digital Media  Digital Media  NetRatings    Online        DART
                                     Syndicated      Custom        Syndicated  Syndicated  Proprietary
                                       Report        Report        Report      Report       Report
-----------------------------------------------------------------------------------------------------
Unique Visitors (000)                      6,615         8,030        5,374       9,206       10,157
-----------------------------------------------------------------------------------------------------
% Reach                                      8.4%         10.2%         6.4%       11.3
-----------------------------------------------------------------------------------------------------
Property Rank                                 33                         33          36
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Number of Pages per Visitor per Month       15.1                         19        35.6
-----------------------------------------------------------------------------------------------------
 Rank within top 50 sites                     18                         24          19
-----------------------------------------------------------------------------------------------------
Minutes Spent per Usage Month               18.1          19.7         14.9        33.0
-----------------------------------------------------------------------------------------------------
 Rank within top 50 sites                     20                         15          18
-----------------------------------------------------------------------------------------------------

*Doubleclick data is unaudited

What the third-party audience measurement services measure
----------------------------------------------------------


                                   ----------------------------------------------------------------
                                   Media Metrix  Media Metrix   Nielsen/     PC Data    Doubleclick
                                   Digital Media Digital Media  NetRatings    Online       DART
                                   Syndicated      Custom       Syndicated  Syndicated  Proprietary
                                     Report        Report       Report        Report      Report
---------------------------------------------------------------------------------------------------
WWW U.S. home use                       X            X             X           X           X
---------------------------------------------------------------------------------------------------
WWW U.S. work use                       X            X                                     X
---------------------------------------------------------------------------------------------------
WWW Int'l home use                                                                         X
---------------------------------------------------------------------------------------------------
WWW Int'l work use                                                                         X
---------------------------------------------------------------------------------------------------
AOL Proprietary U.S. home use           X            X                         X
---------------------------------------------------------------------------------------------------
AOL Proprietary U.S. work use           X            X
---------------------------------------------------------------------------------------------------

AOL Proprietary U.S. home use (adds
iVillage message boards and chats)                   X
---------------------------------------------------------------------------------------------------

AOL Proprietary U.S. work use (adds
iVillage message boards and chats)                   X
---------------------------------------------------------------------------------------------------

Other Commercial Online Services
(CompuServe, Prodigy) and Off-line
Ad-Supported Digital Applications
(Juno, ICQ, Pointcast, etc.)            X            X

-------------------------------------------------------------------------------------------------

                                  iVillage Inc.
                 Income Statement ($ in Million except for EPS)


                                            Mar-99     Jun-99     Sep-99      Dec-99  |   FY 99 |       Mar-00      Jun-00
                                                                                      |         |
 Revenue                                     4.793      6.416      8.655      16.712  |  36.576 |       18.104      19.392
Growth q-q                                                 34%        35%         93% |         |            8%          7%
Growth Y/y                                                                            |         |          278%        202%
                                                                                      |         |
Cost of Revenues                             3.722      2.885      3.884       4.935  |  15.425 |        6.619       6.992
                                          ---------------------------------------------------------------------------------
Gross Profit                                 1.072      3.531      4.771      11.777  |  21.151 |       11.485      12.400
Gross Margin                                     22%        55%        55%         70%|      58%|           63%         64%
                                                                                      |         |
Product Development & Technology             1.408      1.195      1.292       1.331  |   5.226 |        1.499       2.059
  % of Revenues                                 29%        19%        15%          8% |      14%|            8%         11%
Sales and Marketing                         10.553     11.813     18.237      22.923  |  63.526 |       15.912      13.806
  % of Revenues                                220%       184%       211%        137% |     174%|           88%         71%
General and Administrative                   3.245      3.012      3.031       3.878  |  13.166 |        6.608       6.456
  % of Revenues                                 68%        47%        35%         23% |      36%|           37%         33%
Depreciation and Amortization                2.389      3.652      8.213      11.467  |  25.721 |       11.468      11.291
  % of Revenues                                 50%        57%        95%         69% |      70%|           63%         58%
                                          ---------------------------------------------------------------------------------
Total Operating Expenses                    17.595     19.672     30.772      39.598  | 107.638 |       35.487      33.612
  % of Revenues                                367%       307%       356%        237% |     294%|          196%        173%
                                                                                      |         |
Loss from Operations                       (16.524)   (16.141)   (26.001)    (27.821) | (86.487)|      (24.002)    (21.212)
                                                                                      |         |
Interest Income (Expense) & Other            0.330      1.182      0.937       1.636  |   4.085 |        1.558       1.322
Other                                                              0.129       0.142  |   0.271 |        0.162      (8.117)
                                                                                      |         |
                                          ---------------------------------------------------------------------------------
Net loss from continueing operations       (16.194)   (14.959)   (24.935)    (26.043) | (82.131)|      (22.282)    (28.007)
                                                                                      |         |
  Loss from operations of iBaby             (1.337)    (2.145)    (3.471)     (3.888) | (10.841)|       (2.885)     (1.978)
  Loss on disposal of iBaby                                                           |         |                   (7.273)
  Preferred Div                            (23.612)                                   | (23.612)|
                                          ---------------------------------------------------------------------------------
Net Loss Attributed to Common              (41.143)   (17.104)   (28.406)    (29.931) |(116.584)|      (25.167)    (37.258)
                                                                                      |         |
 EPS on continuing operations             $  (0.89)  $  (0.63)  $  (0.98)   $  (0.91) |$  (3.94)|     $  (0.75)   $  (0.94)
 Shares out                                 18.295     23.728     25.430      28.660  |  20.851 |       29.630      29.691
                                                                                      |         |
Additional Financial Information                                                      |         |
Revenue from Barter                          0.841      0.855      0.800       0.829  |   3.325 |        0.808       0.903
  % of Revenues                                 18%        13%         9%          5% |       9%|            4%          5%
Revenue from Astrology                       0.103      0.422      0.446       0.427  |   1.398 |        0.543       0.566
Sales and Marketing related to NBC           3.106      4.466      4.605       5.289  |  17.466 |        3.292       2.815
EBITDA                                     (14.135)   (12.489)   (17.788)    (16.355) | (60.766)|      (12.534)     (9.921)
EBITDA - excluding NBC                     (11.029)    (8.023)   (13.183)    (11.066) | (43.301)|       (9.242)     (7.106)
                                                                                      |         |
Balance Sheet and Other Highlights                                                    |         |
                                                                                      |         |
 Cash & Resticted Cash (in millions)        100.52      85.28      56.01      107.50  |         |        93.22       77.76
Average monthly pageview (in 000)*              87         99        113         133  |         |          149         166
  Revenues/average quarterly PV *         $  18.30   $  21.60   $  25.54    $  41.76  |         |     $  40.47    $  38.94
Member & Member equivalents (mill)*          1.555      1.998      2.688       4.198  |         |        4.942       5.287
 Subscriptions (millions)*                     7.7        8.5       11.4        10.9  |         |         11.9        15.4
 Number of Community Hosts (000)*             1.34       1.61       1.69        2.15  |         |         2.08        2.24
 Number of deals greater than $1 million*        1          1          6          13  |         |            4           5

* Unaudited data